UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

Sphere 3D Corp.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Don Mills Road, Bldg. 2, Suite 900 Toronto, Ontario	M3C 1W3
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(858) 571-5555

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

 On May 13, 2020, we issued a press release announcing our financial results for our fourth fiscal quarter and fiscal year ended December 31, 2019.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

 The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01  Other Events.

 Sphere 3D Corp. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318) as superseded by a subsequent order (Release No. 34-88465) issued on March 25, 2020 (collectively, the “Order”) to delay the filing of its quarterly report on Form 10-Q for the first quarter ended March 31, 2020 (the “Quarterly Report”) with the original deadline of May 15, 2020, due to the effect caused by the delay in filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”).

 The delay in filing of the Company’s  Annual Report is a result of the disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States, Canada and elsewhere as previously disclosed in the Company’s  Form 8-K filed on March 27, 2020, along with disclosure on the risk factors addressing the impact of COVID-19.

 The delay in filing of the Company’s Quarterly Report is a result of the additional time needed to complete the audit of the financial statements  to be included in the Annual Report, and as a result the Company could not ascertain the opening balance of the financial statements to be included in the Quarterly Report. The Company is also unable to extend the capacity of the accounting and finance departments required to file the Quarterly Report by May 15, 2020, the original filing deadline, without incurring unreasonable effort or expense.  The limited capacity of accounting and finance personnel was utilized to ensure the submission of its Annual Report on Form 10-K for the year ended December 31, 2019 by no later than May 14, 2020 in accordance with the Company’s Form 8-K filed on March 27, 2020.

 Based upon the revised schedule of the completion of the audit procedures for the Quarterly Report, the Company expects to file its Quarterly Report by no later than June 29, 2020, 45 days after the original filing deadline.

Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits

99.1	Press release dated May 13, 2020

Cautionary Note Regarding Forward-Looking Statements

 This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on travel and physical locations and the anticipated impact of such outbreak on our results of operations. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 outbreak, including levels of consumer, business and economic confidence generally, the duration of the COVID-19 outbreak and severity of such outbreak, the pace of recovery following the COVID-19 outbreak, the effect on our supply chain and our ability to implement cost containment and business recovery strategies. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 14, 2020

SPHERE 3D CORP.

By: /s/ Kurt L. Kalbfleisch

Kurt L. Kalbfleisch

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued May 13, 2020